UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K/A
Amendment No. 1

 CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 14, 2022

 REGIONS FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-34034	63-0589368
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1900 Fifth Avenue North
Birmingham, Alabama 35203
(Address, including zip code, of principal executive office)
Registrant’s telephone number, including area code: (800) 734-4667

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	RF	New York Stock Exchange

Depositary Shares, each representing a 1/40th Interest in a Share of 6.375% Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series B	RF PRB	New York Stock Exchange

Depositary Shares, each representing a 1/40th Interest in a Share of 5.700% Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series C	RF PRC	New York Stock Exchange

Depositary Shares, each representing a 1/40th Interest in a Share of 4.45% Non-Cumulative Perpetual Preferred Stock, Series E	RF PRE	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).                                                         Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Explanatory Note

This Form 8-K/A is being filed as an amendment (“Amendment No. 1”) to the Current Report on Form 8-K filed by Regions Financial Corporation with the Securities and Exchange Commission on February 14, 2022 (the “Initial Report”). The Presentation Materials (as defined in the Initial Report) furnished with the Initial Report contain a clerical error, specifically with respect to the expected 2022 adjusted total revenue figure included at the bottom of page 20 of the Presentation Materials. The Presentation Materials, as corrected and in their entirety, are furnished as Exhibit 99.1 to this Amendment No. 1. No other changes have been made to the Initial Report.

Item 7.01     Regulation FD Disclosure.

Regions Financial Corporation (“Regions” or the “Company”) executives will make various presentations regarding, among other things, the Company’s operations and performance, to institutional investors at various meetings and events during the months of February and March 2022.

A copy of the materials to be used at these various meetings and events (the “Presentation Materials”) is being furnished as Exhibit 99.1 to this report, substantially in the form intended to be used. Exhibit 99.1 is incorporated by reference under this Item 7.01. Such Presentation Materials are also available on Regions’ website at www.regions.com.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits. In accordance with general instruction B.2 of Form 8-K, the exhibits listed in the exhibit index are furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934.

Exhibit Number	Description of Exhibit

99.1	Copy of Presentation Materials that Regions Financial Corporation intends to provide to institutional investors at various meetings during the months of February and March 2022.
104	Cover Page Interactive Data (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGIONS FINANCIAL CORPORATION

By:	/s/ Hardie B. Kimbrough, Jr.
Name:	Hardie B. Kimbrough, Jr.
Title:	Executive Vice President and Controller (Chief Accounting Officer and Authorized Officer)
Date: February 15, 2022